Risk Management_Sensitivity Analysis of Market Risk (Details)	12 Months Ended
Dec. 31, 2020
Sensitivity analysis for market risk [Abstract]
Methods used in preparing sensitivity analysis reflecting interdependencies between risk variables	The Group uses the standard method and the internally developed model (the Bank) in measuring market risk for trading positions, and allocates market risk capital through the Risk Management Committee. Risk management departments of the Group and its subsidiaries manage limits in detail including those on risk and loss with their management result regularly reported to the Risk Management Committee. The Bank manages and measures interest risk for non-trading activities through Change in Net Interest Income and Change in Economic Value of Equity in accordance with IRRBB(Interest Rate Risk in the Banking Book) introduced at the end of 2019.
Limitations that may result in information not fully reflecting fair value of assets and liabilities involved	Woori Bank, a subsidiary of the Group, uses the internal model approved by the Financial Supervisory Service to measure the VaR using the Historical Simulation Method based on a 99% confidence level and a 10-day retention period, and calculates the required capital risk for calculating the BIS ratio. For internal management purposes, limit management is performed on a daily basis measuring VaR based on a 99% confidence and 1 day retention period. In addition, Woori Bank perform a daily verification that compares VaR measurement and profit and loss to verify the suitability of the model.
Methods and assumptions used in preparing sensitivity analysis	Woori Bank, a subsidiary of the Group, uses the internal model approved by the Financial Supervisory Service to measure the VaR using the Historical Simulation Method based on a 99% confidence level and a 10-day retention period, and calculates the required capital risk for calculating the BIS ratio. For internal management purposes, limit management is performed on a daily basis measuring VaR based on a 99% confidence and 1 day retention period. In addition, Woori Bank perform a daily verification that compares VaR measurement and profit and loss to verify the suitability of the model. Subsidiaries other than the Bank measure and manage interest rate risk with interest rates EaR(Earnings at Risk) and VaR(Value at Risk). The interest rate EaR represents the maximum expected change in profit or loss that could occur over a period of time (e.g. one year) due to unfavorable interest rate changes, which shows the maximum reduction scale in net interest. The interest rate VaR represents the maximum expected loss that indicates how unfavorable changes in interest rates can reduce the value of the net asset at any given point in time, now or in the future.